LEASE OBLIGATIONS	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
LEASE OBLIGATIONS
NOTE I – LEASE OBLIGATIONS

The Company is committed under several long-term operating leases which provide for minimum lease payments. Certain leases contain options for renewal. Total rental expense under these operating leases amounted to $577,000, $530,000 and $421,000 as of December 31, 2016, 2015 and 2014, respectively.

The Company is also committed under two long-term capital lease agreements. One capital lease agreement had an outstanding balance of $879,000 and $1,018,000 at December 31, 2016 and 2015, respectively (included in other liabilities). This lease has a remaining term of 5 years at December 31, 2016. Assets related to the capital lease are included in premises and the cost consists of $2.6 million less accumulated depreciation of approximately $1,389,513 and $1,127,913 at December 31, 2016 and 2015, respectively. The second capital lease agreement had an outstanding balance of $236,000 at December 31, 2016. This lease has a remaining term of 3 years at December 31, 2016. Assets related to the capital lease are included in premises and the cost consists of $0.3 million less accumulated depreciation of approximately $12,000, and $1,000 at December 31, 2016 and 2015, respectively.

Minimum future lease payments for the operating and capital leases at December 31, 2016, were as follows:

	Operating
	Leases	Capital Leases
	(In thousands)

2017	$325	$275
2018	260	275
2019	194	275
2020	130	191
2021	133	175
Thereafter	437	-

Total Minimum Lease Payments	$1,479	$1,191

Less: Amount representing interest		(76)

Present value of minimum lease payments		$1,115